UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 6, 2015

SLM Student Loan Trust 2011-1
________________________________________
(Exact name of issuer as specified in its charter)

Navient Funding, LLC
(Exact name of Depositor as specified in its charter)

Navient Solutions, Inc.
(Exact name of Sponsor as specified in its charter)

Delaware	333-166301 333-166301-01	04-3480392
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification Number)

c/o Deutsche Bank Trust Company Delaware 60 Wall Street, 27th Floor Mailstop NYC 60 2720 New York, New York 10005
_________________________________ (Address of principal executive offices)

Issuer’s telephone number, including area code:	703-984-5858

Not Applicable
______________________________________________
Former name or former address, if changed since last report

  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

The transaction documents for the SLM Student Loan Trust 2011-1 (the “Trust”) were amended on November 6, 2015 to permit Navient Corporation (“Navient Corporation”) to provide loans to the Trust under a revolving credit agreement at Navient Corporation’s discretion.

In connection with the foregoing, the following agreements were executed and delivered by the respective parties thereto: (a) the Omnibus Amendment to Administration Agreements and Indentures, dated as of November 6, 2015, among Navient Solutions, Inc., as Administrator, Servicer and Depositor, the Trust and certain other trusts identified therein (collectively, the “Trusts”), Deutsche Bank National Trust Company, not in its individual capacity but solely as Indenture Trustee for each of the Trusts, and Navient Investment Corporation, as sole Excess Distribution Certificateholder of each of the Trusts; and (b) the Revolving Credit Agreement, dated as of November 6, 2015, among Navient Corporation, as Lender, and each of the Trusts.

Item 9.01              Financial Statements and Exhibits

Exhibits
99.1
Omnibus Amendment to Administration Agreements and Indentures, dated as of November 6, 2015, among Navient Solutions, Inc. as Administrator, Servicer and Depositor, the SLM Student Loan Trust 2010-1 Trust and certain other trusts identified therein (collectively, the “Trusts”), Deutsche Bank National Trust Company, not in its individual capacity but solely as Indenture Trustee for each of the Trusts, and Navient Investment Corporation, as sole Excess Distribution Certificateholder of each of the Trusts (incorporated by reference from Exhibit 99.1 to Form 8-K filed on November 13, 2015, by SLM Student Loan Trust 2010-1, as Issuer, and Navient Funding LLC, as depositor (File Nos. 333-141930 and 333-141930-16)).

99.2
Revolving Credit Agreement, dated as of November 6, 2015, among Navient Corporation, as Lender, and each of the Trusts (incorporated by reference from Exhibit 99.2 to Form 8-K filed on November 13, 2015, by SLM Student Loan Trust 2010-1, as Issuer, and Navient Funding LLC, as depositor (File Nos. 333-141930 and 333-141930-16)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the issuing entity has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLM STUDENT LOAN TRUST 2011-1
By: Navient Funding, LLC

Dated: November 13, 2015	By: /s/ Mark D. Rein
Name: Mark D. Rein
Title: Vice President

INDEX TO EXHIBITS

Exhibit Number	Description
99.1
Omnibus Amendment to Administration Agreements and Indentures, dated as of November 6, 2015, among Navient Solutions, Inc. as Administrator, Servicer and Depositor, the SLM Student Loan Trust 2010-1 Trust and certain other trusts identified therein (collectively, the “Trusts”), Deutsche Bank National Trust Company, not in its individual capacity but solely as Indenture Trustee for each of the Trusts, and Navient Investment Corporation, as sole Excess Distribution Certificateholder of each of the Trusts (incorporated by reference from Exhibit 99.1 to Form 8-K filed on November 13, 2015, by SLM Student Loan Trust 2010-1, as Issuer, and Navient Funding LLC, as depositor (File Nos. 333-141930 and 333-141930-16)).

99.2
Revolving Credit Agreement, dated as of November 6, 2015, among Navient Corporation, as Lender, and each of the Trusts (incorporated by reference from Exhibit 99.2 to Form 8-K filed on November 13, 2015, by SLM Student Loan Trust 2010-1, as Issuer, and Navient Funding LLC, as depositor (File Nos. 333-141930 and 333-141930-16)).